SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 5, 2003


                         FINANCIAL FEDERAL CORPORATION
            (Exact name of Registrant as specified in its charter)



            Nevada                    1-12006                88-0244792
    (State of incorporation)  (Commission file number)   (I.R.S.Employer
                                                        Identification No.)



                  733 Third Avenue, New York, New York 10017
                   (Address of principal executive offices)
                                  (Zip Code)



                                (212) 599-8000
             (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS
         ------------

         See attached Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (C)  Exhibits:

              99 Press Release of Financial Federal Corporation dated February 5, 2003


                                EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------------------------------------
 99               Press Release of Financial Federal Corporation dated
                  February 5, 2003

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FINANCIAL FEDERAL CORPORATION


                                       By:  /s/ Steven F. Groth
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial
                                            Officer)

February 5, 2003
----------------
(Date)

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